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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549
                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 1, 2005


                              PIVX SOLUTIONS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



         NEVADA                      000-33625                   87-0618509
(State or Other Jurisdiction        (Commission                (IRS Employer
     of Incorporation)              File Number)             Identification No.)


                               23 CORPORATE PLAZA
                                    SUITE 280
                         NEWPORT BEACH, CALIFORNIA 92660
               (Address of Principal Executive Offices) (Zip Code)

                                 (949) 999-1600
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 1.02.     TERMINATION OF MATERIAL DEFINITIVE AGREEMENTS.

         (a) In connection with the resignation of Scott Olson as described below under Item 5.02(a), the employment agreement dated November 1, 2004 as amended April 5, 2005, with Mr. Olson, was terminated effective June 1, 2005. Under this Agreement Mr. Olson received a base salary of $150,000 and had potential for various bonuses, and was granted an option to purchase 250,000 shares of PivX common stock at an exercise price of $2.60 vesting over three years. Mr. Olson will receive no further compensation or benefits under the employment agreement. His option to purchase 250,000 shares of PivX common stock at an exercise price of $2.60 was canceled as unvested.

         (b) In connection with the resignation of George Alex Tosheff as described below under Item 5.02(b), the employment agreement dated January 1, 2005 as amended April 5, 2005, with Mr. Tosheff, was terminated effective June 1, 2005. Under this Agreement Mr. Tosheff received a base salary of $150,000 and had potential for various bonuses, and was granted an option to purchase 220,000 shares of PivX common stock at an exercise price of $2.00 vesting over three years. Mr. Tosheff will receive no further compensation or benefits under the employment agreement. His option to purchase 220,000 shares of PivX common stock at an exercise price of $2.00 was canceled as unvested.

ITEM 3.02.     UNREGISTERED SALES OF EQUITY SECURITIES.

         (a) On January 12, 2005, the Company began a private placement offering of up to 4 million shares of Common Stock at $1.50 per share to accredited investors, with each share purchased receiving a warrant to purchase a share of Common Stock with an exercise price of $4.00. On April 5, 2005, the Company amended the private placement offering and reduced the purchase price on the shares of Common Stock to $0.50 and the exercise price of the related warrant to purchase a share of Common Stock to $3.00. The Company closed this offering on May 27, 2005, having received $1,623,975, and having paid $36,690 in finder's fees. Pursuant to the terms of the offering, the Company issued 3,247,950 shares of PivX common stock and warrants to purchase 3,247,950 shares. These sales were exempt from registration under the Securities Act pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act") or Regulation D under the Securities Act.


ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On May 27, 2005, the Board of Directors of PivX approved the retention of McKennon Wilson & Morgan LLP ("McKennon") as its independent accountant. Mckennon was previously the Company's independent accountant for fiscal year 2003 and for the subsequent interim periods through September 30, 2004. McKennon was not the Company's independent accountant for the audited financial statement for the fiscal year ended December 31, 2004, and PivX did not consult with McKennon, or any other registered independent public accounting firm, with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on PivX's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

         (a) On May 22, 2005, the audit committee of the Company's board of directors concluded that the previously issued audited financial statement for the year ended December 31, 2004 should not be relied upon because of errors in that financial statement. The previously published audited financial statement and other financial information for the year ended December 31, 2004 will be restated in a Form 10-KSB/A.

         The decision to restate these financial statements was made by the audit committee of the board of directors, upon the recommendation of management, after discovery and analysis of the errors.

         This restatement relates to the asset recognized relating to 581,483 warrants. The Company previously accounted for 581,483 warrants issued to a third party consultant using a method which calculated the total value of all the warrants at $2,209,635. The valuation was made using the Black-Sholes model assuming a volatility rate of 324%, risk free rate of 2.87%, expected life of 2 years and no dividend yield. The warrants were issued in connection with a consulting contract and vested over the same 24 month period the consulting contract was to be in effect. The entire value of the warrant was recorded as a prepaid asset (current and long term) and as additional paid in capital. The asset was to then expected be amortized into compensation expense over the 24 month period. The Company subsequently conducted a review of this accounting policy and determined that it should not have recorded an asset upfront with the intension of amortizing it in the future. Rather, under EITF Abstracts Topic No. D-90, EITF 96-18, and FIN 28, the Company determined that it should have valued only a portion of the warrants at the period reporting date and should have recognized only those vested warrants as compensation expense as and additional paid in capital. The Company has determined the effect of the correction on its previously issued financial statements and will restate the financial statements for the year ended December 31, 2004. The anticipated effect of the restatement will be to decrease total assets and additional paid in capital by approximately $2.7 million. There is no anticipated effect on the statement of operations or loss per share.

         The Company's management and the audit committee of the Company's board of directors have discussed the matters disclosed in this Item 4.02(a) with Singer Lewak Greenbaum & Goldstein LLP, the Company's independent registered public accounting firm for the audited financial statements for the year ended December 31, 2004.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         (a) On June 1, 2005, Scott Olson resigned from his position as General Counsel and Secretary to the Company.

         (b) On June 1, 2005, George Alexander Tosheff resigned from his position as Chief Technology to the Company.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                PIVX SOLUTIONS, INC.
                                (Registrant)



                                By /s/ Vance Ito
                                -------------------------------------
                                Name: Vance Ito
                                Title: Principal Financial Officer and Treasurer

Date:  June 1, 2005